Vanguard Long-Term Treasury ETF Summary Prospectus

December 17, 2021

Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq

Vanguard Long-Term Treasury Index Fund ETF Shares (VGLT)

The Fund's statutory Prospectus and Statement of Additional Information dated December 17, 2021, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and http://personal.vanguard.com/ us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a market-weighted Treasury index with a long-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*

*None through Vanguard (Broker fees vary)

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.04%

Example

The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Long Treasury Index. This Index includes fixed income securities issued by the U.S. Treasury (not including inflation-protected bonds, floating rate securities and certain other security types), with maturities greater than 10 years.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund's investments will be selected through the sampling process, and under normal circumstances, at least 80% of the Fund's assets will be invested in bonds included in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index. As of August 31, 2021, the dollar-weighted average maturity of the Index was 24.1 years.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:

•Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.

•Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.

•Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index. Index sampling risk for the Fund is expected to be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

•The Fund's ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

•Although the Fund's ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.

•Trading of the Fund's ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund's ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund's target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Bloomberg U.S. Long Treasury Index reflects the performance of the Bloomberg U.S. Long Government Float Adjusted Index through December 11, 2017, and the Bloomberg U.S. Long Treasury Index thereafter. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Long-Term Treasury Index Fund ETF Shares1

2011		2012	2013	2014	2015	2016	2017	2018	2019	2020
40%	28.85			25.05

30%
										17.71
20%							8.66		14.31

10%		3.49				1.33

0%
					–1.36
								–1.64
-10%

-20%			–12.73

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2021, was -7.43%.

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return			Quarter
Highest	24.35%	September 30, 2011
Lowest	-11.89%	December 31, 2016
Average Annual Total Returns for Periods Ended December 31, 2020
		1 Year	5 Years	10 Years

Vanguard Long-Term Treasury Index Fund ETF Shares

Based on NAV

Return Before Taxes		17.71%	7.82%	7.66%

Return After Taxes on Distributions		16.74	6.71	6.46

Return After Taxes on Distributions and Sale of Fund Shares		10.52	5.58	5.55

Based on Market Price

Return Before Taxes		17.68	7.81	7.71

Bloomberg U.S. Long Treasury Index
(reflects no deduction for fees, expenses, or taxes)		17.70%	7.85%	7.80%
Spliced Bloomberg U.S. Long Treasury Index in USD
(reflects no deduction for fees, expenses, or taxes)		17.70	7.87	7.76

Bloomberg U.S. Aggregate Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)		7.75	4.53	3.89

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on

Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard's Fixed Income Indexing Americas. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

"Bloomberg®" and U.S. Long Treasury Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by Vanguard.

The Sector Bond ETFs are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Sector Bond ETFs or any member of the public regarding the advisability of investing in securities generally or in the Sector Bond ETFs particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the U.S. Treasury 1–3 Year Index, Bloomberg U.S. Treasury 3–10 Year Index, Bloomberg U.S. Long Treasury Index, Bloomberg U.S. 1-5 Year Corporate Bond Index, Bloomberg U.S. 5–10 Year Corporate Bond Index, Bloomberg U.S. 10+ Year Corporate Bond Index, Bloomberg U.S. MBS Float Adjusted Index, and Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Sector Bond ETFs. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Sector Bond ETFs into consideration in determining, composing or calculating the U.S. Treasury 1–3 Year Index, Bloomberg U.S. Treasury 3–10 Year Index, Bloomberg U.S. Long Treasury Index, Bloomberg U.S. 1-5 Year Corporate Bond Index, Bloomberg U.S. 5–10 Year Corporate Bond Index, Bloomberg U.S. 10+ Year Corporate Bond Index, Bloomberg U.S. MBS Float Adjusted Index, and Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Sector Bond ETFs to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Sector Bond ETFs customers, in connection with the administration, marketing or trading of the Sector Bond ETFs.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. LONG TREASURY INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE LONG-TERM TREASURY ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. LONG TREASURY INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. LONG TREASURY INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE LONG-TERM TREASURY ETF OR U.S. LONG TREASURY INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Vanguard Long-Term Treasury Index Fund ETF Shares—Fund Number 3144

To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.

© 2021 The Vanguard Group, Inc. All rights reserved.

U.S. Patent No. 6,879,964

Vanguard Marketing Corporation, Distributor.

SP 3144 122021